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                                                                    EXHIBIT 10.4


                                                                       EXHIBIT G

                              PACIFIC ETHANOL, INC.

                 REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT


         THIS REGISTRATION RIGHTS AND STOCKHOLDERS AGREEMENT (the "Agreement") dated as of _________, 200_, is by and among PACIFIC ETHANOL, INC., a Delaware corporation (the "Company") and CASCADE INVESTMENT, L.L.C., a Washington limited liability company (the "Investor").

         WHEREAS, the Company and the Investor have entered into a Purchase Agreement, dated November 14, 2005 and as amended from time to time (the "Purchase Agreement"), providing for the purchase by the Investor of shares of the Company's Series A Cumulative Redeemable Convertible Preferred Stock (such shares, together with any additional shares of the Company's Series A Cumulative Redeemable Convertible Preferred Stock issued as a dividend thereon, the "Shares") which are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), subject to the terms and provisions of the Purchase Agreement;

         WHEREAS, simultaneously with, and as a condition to, the closing of the transactions contemplated in the Purchase Agreement, the Company and the Investor desire to enter into this Agreement to provide certain registration and other rights with respect to the Common Stock and the Shares held by or issuable to the Investor and to establish certain corporate governance and other rights of the Investor; and

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1 . DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

         "Adjustment Provisions."  As defined in SECTION 3(A).

         "Affiliate."  As defined in the Purchase Agreement.

         "Agreement."  As defined in the recitals hereof.

         "Applicable Boards."  As defined in SECTION 10(a)(iii).

         "Capital Stock." With respect to any Person at any time, means any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited), member interests or equivalent ownership interests in or issued by such Person, including, in the case of the Company, any and all shares of Common Stock and Shares.

         "Closing."  As defined in the Purchase Agreement.



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         "Common Stock."  As defined in the recitals hereof.

         "Company."  As defined in the recitals hereof.

         "Company Board."  The board of directors of the Company.

         "Demand Registration."   As defined in SECTION 3(A).

         "Director."  Any member or any of the Applicable Boards.

         "Equity Securities." Any and all shares of Capital Stock of the Company, securities of the Company convertible into, or exchangeable or exerciseable for, such shares, and options, warrants or other rights to acquire such shares.

         "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "GAAP." Generally accepted accounting principals, as in effect in the United States of America from time to time applied on a consistent basis.

         "Investor." As defined in the recitals hereof, and its successors, assigns and transferees.

         "Investor Designees."  As defined in SECTION 10(a)(iii).

         "Investor Directors."  As defined in SECTION 10(a)(i) hereof.

         "Investor Securities." The Shares issued pursuant to the Purchase Agreement and the Common Stock issued upon the conversion thereof.

         "Majority of the Registrable Securities."  As defined in SECTION 2(b).

         "NASD."  The National Association of Securities Dealers, Inc.

         "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

         "Piggyback Registration."  As defined in SECTION 4(a) hereof.

         "Proportional." When used to determine the number of individuals that the Investor is entitled to nominate to any board of directors at any particular time, means the number (rounded to the nearest whole number) determined by multiplying the aggregate number of members of such board by a fraction, the numerator of which shall be the number of Investor Directors that the Investor is entitled to designate to the Company Board pursuant to subsection (a) of
SECTION 10 at such time and the denominator of which shall be the total number of directors constituting the entire Company Board at such time; PROVIDED, HOWEVER, that, notwithstanding the foregoing, in no event shall such number be less than one (1).


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         "Purchase Agreement." As defined in the recitals hereof.

         "Registrable Securities." Any Common Stock issued or issuable upon conversion or exercise of the Shares or deriving therefrom, and all other shares of Common Stock of the Company or any successor owned from time to time by the Investor; PROVIDED, that a Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

         "Registration Expenses."  As defined in SECTION 6(a) hereof.

         "Registration Statement." Registration Statement shall mean any registration statements contemplated by SECTION 3 and any additional registration statements contemplated by SECTION 4, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, all exhibits attached thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Representatives." Of a Person means the officers, employees, independent accountants, independent legal counsel and other representatives of such Person.

         "Rule 415." Rule 415 (or similar provisions then in effect) promulgated by the SEC under the Securities Act.

         "SEC."  The United States Securities and Exchange Commission.

         "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Shares."  As defined in the recitals hereof.

         "Stockholder."  As defined in the recitals  hereof.

         "Subsequent Shares."  As defined in SECTION 3(A).

         "Subsidiary." Of a Person means any corporation or other entity (including a limited liability company, partnership or other business entity) in which such Person, directly or indirectly, owns outstanding Capital Stock or other Voting Securities having the power, under ordinary circumstances, to elect a majority of the directors or members of the governing body of such corporation or other entity or with respect to which such Person otherwise has the power to direct the management and policies of such corporation or other entity.

         "Subsidiary Boards."  As defined in SECTION 10(a)(iii).


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         "Termination Date." The date that the Investor and its Affiliates, as a group, own less than 10% of the Investor Securities. For purposes of calculating such percentage of ownership, each Share shall be deemed to be equivalent to the number of shares of Common Stock into which they are convertible.

         "Voting Letter."  As defined in SECTION 10(a)(vi).

         "Voting Securities." At any time, shares of any class of Equity Securities that are ordinarily entitled to vote (without regard to the occurrence of any additional event or contingency) generally in the election of directors.

         SECTION 2. Securities Subject to this Agreement.

         (a) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire, Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

         (b) MAJORITY OF REGISTRABLE SECURITIES. As used in this Agreement, the term "Majority of the Registrable Securities" means more than 50% of the Registrable Securities being registered or, where the context requires, a majority in interest of the Registrable Securities.

         SECTION 3. DEMAND REGISTRATION.

         (a) REQUEST FOR REGISTRATION. Subject to the provisions of SECTION 3(B), at any time after the first anniversary of the Closing, (A) one or more holders of Shares or Common Stock representing a Majority of the Registrable Securities may demand that the Company register all or part of its Registrable Securities under the Securities Act (a "DEMAND REGISTRATION") on Form S-1 (or a similar form then in effect) promulgated by the SEC under the Securities Act, provided that the Company shall not be obligated to effect a Demand Registration
(i) during the one hundred eighty (180) days period commencing with the date of any secondary public offering or (ii) if the Company delivers notice to the holders of Registrable Securities within thirty (30) days of any registration request of its intent to file a registration statement for a secondary public offering within sixty (60) days and (B) one or more holders Shares or Common Stock representing a Majority of the Registrable Securities may request a Demand Registration on Form S-3 (or a similar form then in effect), provided that the Registrable Securities to be covered by any such Form S-3 shall be expected to result in aggregate gross proceeds of not less than $1,000,000. Within ten (10) days after receipt of a demand, the Company will notify in writing all holders of Registrable Securities of the demand. Any holder who wants to include its Registrable Securities in the Demand Registration must notify the Company within ten (10) business days of receiving the notice of the Demand Registration. Except as provided in this SECTION 3, the Company will include in all Demand Registrations all Registrable Securities for which the Company receives the timely written requests for inclusion. Any such request to be included in a Demand Registration shall not be counted as a Demand Registration under this
SECTION 3. All demands or requests made pursuant to this SECTION 3(A) must specify the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities. The Company acknowledges that the plan of distribution contemplated by any such Registration Statement shall include offers and sales through underwriters or agents, offers and sales


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directly to investors, block trades and such other methods of offer and sale and that offers and sales may be on a continued or delayed basis under Rule 415. The Company will cause such Registration Statement to remain effective until such time as all of the shares of Common Stock designated thereunder are sold or the holders thereof are entitled to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h). The Company acknowledges that at the time the Company files any Registration Statement pursuant to this SECTION 3 the number of Registrable Securities may not be fixed due to the antidilution and other provisions related to the Shares ("Adjustment Provisions") and due to possible future issuances of Shares as dividends on the Shares ("Subsequent Shares"). Accordingly, the Company agrees that it will register the number of shares of Common Stock issuable upon conversion of Shares held by or issuable to the Investor as of the date of the filing of the Registration Statement and, to the extent permitted under the applicable rules under the Securities Act, the additional number of shares of Common Stock issuable pursuant to the Adjustment Provisions. The Company agrees that, thereafter, it will file, as soon as practicable but in no event later than thirty (30) days after the issuance of additional Registrable Securities that are not covered by such Registration Statement (due to the effect of the Adjustment Provisions and the Subsequent Shares) such amendments and/or supplements to the Registration Statement, and such additional Registration Statements as are necessary in order to ensure that at least 100% of the number of shares of Common Stock issuable on conversion of the Shares held by or issuable to the Investor are included in a Registration Statement, and the Company will use its reasonable best efforts to cause such amendments, supplements and additional Registration Statements to be declared effective within ninety (90) days following the issuance of such additional Registrable Securities that are not otherwise covered by an effective Registration Statement.

         (b) NUMBER OF DEMANDS. The holders of Registrable Securities shall have the right to three (3) Demand Registrations on Form S-1 (or a similar form then in effect) and shall have the right to an unlimited number of Demand Registrations on Form S-3 (or a similar form then in effect); PROVIDED, that the Company shall not be obligated to effect more than two (2) Demand Registrations on Form S-3 in any twelve (12) month period.

         (c) REGISTRATION EXPENSES. The Company shall pay or reimburse to the holders of the Registrable Securities included in a Demand Registration all Registration Expenses of those holders in connection with any Demand Registration (including the reasonable fees and disbursements of one counsel for such holders in connection with each such Demand Registration not to exceed $25,000 per registration, as described in SECTION 6).

         (d) SELECTION OF UNDERWRITERS. The holders of the Registrable Securities initiating a Demand Registration shall, after consultation with the Company, select the investment banker(s) and manager(s) that will administer the offering; PROVIDED, that the Company shall have given its prior written consent to such selection. The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s).

         (e) PRIORITY ON DEMAND RESTRICTIONS. If the managing underwriter shall advise the Company, in writing or otherwise, that an underwriters' over-allotment option, not in excess of fifteen percent (15%) of the total offering to be so effected, is necessary or desirable for the marketing of such


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offering, all Registrable Securities which are to be included in such offering pursuant to this SECTION 3(E) and any other securities shall be allocated pro rata to the primary portion of such offering and the underwriters' over-allotment portion on the basis of the total number of Registrable Securities and other securities requested to be included in the registration. If any holder of Registrable Securities (other than the holder making the demand) disapproves of the terms of the underwriting, such holder may withdraw therefrom by giving written notice to the Company and the managing underwriter.

         (f) DELAY IN FILING. Notwithstanding the foregoing, the Company may delay in filing a registration statement in connection with a Demand Registration and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might involve initial or continuing disclosure obligations that the Board of Directors of the Company determines, in good faith, will not be in the best interest of the Company's stockholders. The Company may exercise such right to delay or withhold efforts not more than once in any twelve (12) month period and for not more than ninety (90) days at a time. If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the Company shall use its best efforts to amend such registration statement, and the holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the amended registration statement has been declared effective.

         (g) EFFECTIVE DEMAND REGISTRATION. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) three hundred sixty (360) days; PROVIDED, HOWEVER, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the holder requesting the Demand Registration and such interference is not thereafter eliminated, or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure on the part of the holder requesting the Demand Registration.

         SECTION 4. PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities in an underwritten offering under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) forty-five (45) days prior to the anticipated filing date. Subject to the provisions of SECTION 4(c), the Company will include in the Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion within


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fifteen (15) days after the issuance of the Company's notice. Such Registrable
Securities may be made subject to an underwriters' over-allotment option, if so requested by the managing underwriter. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. In any Piggyback Registration, the Company, the holders of Registrable Securities and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. A registration of Registrable Securities pursuant to this SECTION 4 shall not be counted as a Demand Registration pursuant to SECTION 3.

         (b) PIGGYBACK EXPENSES. The Company shall pay or reimburse to the holders of the Registrable Securities included in a Piggyback Registration all Registration Expenses of those holders in connection with the Piggyback Registration (including the reasonable fees and disbursements of one counsel for such holders in connection with each such Piggyback Registration not to exceed $25,000 per Piggyback Registration, as described in SECTION 6).

         (c) UNDERWRITING; PRIORITY ON PIGGYBACK REGISTRATIONS. The right of any such holder to be included in an underwritten registration pursuant to this
SECTION 4 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, subject to the first proviso below, all securities the Company or the stockholder, if any, on whose account securities are being registered proposes to sell; (ii) second, subject to the first proviso below, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated pro rata among the holders of Registrable Securities requested to be included in the registration, on the basis of the dollar amount or number of Registrable Securities requested to be included, as the case may
be); and (iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; PROVIDED, that at least twenty-five percent (25%) of the Registrable Securities requested to be included in such registration shall be included in the offering; PROVIDED, FURTHER, that, (i) the holders of Registrable Securities shall not be subject to any cutback in the amount of Registrable Securities requested to be included in the registration unless all other holders of securities requesting to be included in such registration other than the stockholder, if any, on whose account securities are being registered have been excluded from such registration. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the allocation provided for in this SECTION 4(C) shall apply to the determination of which securities are to be included in the registration of such shares. Except with the prior written consent of each holder of Registrable Securities, the Company shall not grant to any holder of the Company's securities any right to Piggyback Registration which would reduce the amount of Registrable Securities includable in such registration.


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         (d) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an
underwritten offering, the Company will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience. The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s), PROVIDED, that the liability of any holder of Registrable Securities shall be limited to such holder's net proceeds received from the sale of its Registrable Securities in such offering and such limitation shall not be amended by an underwriting agreement or arrangement.

         (e) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this SECTION 4 prior to the effectiveness of such registration whether or not any holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
SECTION 7 hereof.

         (f) OTHER REGISTRATIONS. The Company agrees that after filing a registration statement with respect to Registrable Securities pursuant to
SECTION 3 or this SECTION 4 that has not been withdrawn or abandoned, the Company will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities until the earlier of (i) the sale of all such Registrable Securities subject to such registration statement and (ii) one hundred eighty
(180) days from the effective date of the previous registration, and the parties hereto agree that the Company will not be required to effect any such registration notwithstanding the other provisions of this Agreement. This 180-day hiatus does not apply to registrations of securities (i) to be issued in connection with employee benefit plans, (ii) to permit exercise or conversions of previously issued options, warrants, or other convertible securities, (iii) in connection with a Demand Registration or (iv) made on Form S-4 (or any successor form).

         SECTION 5. REGISTRATION PROCEDURES.

         (a) OBLIGATIONS OF THE COMPANY. Whenever required to register any Registrable Securities, the Company shall as expeditiously as practicable:

                  (1) prepare and file with the SEC to permit a public offering and resale of the Registrable Securities under the Securities Act which offering may, if so requested, be on a delayed or continuous basis under Rule 415 a registration statement on the appropriate form and use best efforts to cause the registration statement to become effective. At least ten (10) days before filing a registration statement or prospectus or at least three (3) business days before filing any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a Majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

                  (2) immediately notify each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;


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                  (3) prepare and file with the SEC such amendments and
         supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective, in the case of the registration required by SECTION 3 hereof for the period provided in SECTION 3 and in any other case for one hundred twenty (120) days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

                  (4) furnish to each seller of Registrable Securities a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

                  (5) use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests within twenty (20) days following the original filing of a registration statement and do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities in such jurisdiction; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

                  (6) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and use best efforts to prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

                  (7) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

                  (8) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

                  (9) enter into such customary agreements, including an underwriting agreement in customary form and take all other actions in connection with those agreements as the holders of a Majority of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;


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                  (10) make available for inspection by any seller of
         Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or other agent in connection with the registration statement; PROVIDED that an appropriate confidentiality agreement is executed by any such seller, underwriter, attorney, accountant or other agent;

                  (11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the holders of a Majority of the Registrable Securities being registered or the managing underwriter reasonably requests, addressed to the underwriters and to the holders of the Registrable Securities being registered;

                  (12) in connection with any underwritten offering, furnish an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the holders of Registrable Securities being registered and the underwriter(s) of the offering, addressed to the underwriters and to the holders of the Registrable Securities being registered;

                  (13) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

                  (14) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

                  (15) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

         (b) SELLER INFORMATION. In the event of any registration by the Company, from time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding such seller, the Registrable Securities held by them, and the distribution of the securities subject to the registration, and such seller shall furnish all such information reasonably requested by the Company.

         (c) NOTICE TO DISCONTINUE. Each holder of Registrable Securities agrees by acquisition of such securities that, upon receipt of any notice from the Company of any event of the kind described in SECTION 5(a)(6), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by SECTION 5(a)(6). In addition, if the Company requests, the holder will deliver to the


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Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in SECTION 5(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated in SECTION 5(a)(6).

         (d) NOTICE BY HOLDERS. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event concerning that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SECTION 6. REGISTRATION EXPENSES.

         All costs and expenses incurred in connection with the Company's performance of or compliance with this Agreement (the "Registration Expenses") shall be paid by the Company as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and for one counsel for the holders of Registrable Securities not to exceed $25,000 per registration; reasonable fees and disbursement of the independent certified public accountants selected by the Company (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange and NASDAQ registration and filing fees. The term "Registration Expenses" does not include underwriting fees or commissions or transfer taxes, all of which shall be paid by each of the sellers of Registrable Securities with respect to the Registrable Securities sold by such seller.

         SECTION 7. INDEMNIFICATION.
         ---------------------------

         (a) INDEMNIFICATION BY COMPANY. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against any and all losses, claims, damages, liabilities and expenses arising out of (i) any untrue or allegedly untrue statement of material fact contained in or incorporated by reference into any registration statement or any amendment thereof under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein, and (ii) any failure to comply with any law, rule or regulation applicable to such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

         (b) INDEMNIFICATION BY HOLDERS OF SECURITIES. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus. Each participating holder agrees, severally and not jointly, to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any and all losses, claims, damages, liabilities and expenses arising out of any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by the Company, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the same extent as it has indemnified the Company; PROVIDED, that the indemnity obligations of any holder contained in such agreement shall be limited to the amount of such holder's net proceeds received from the sale of its Registrable Securities in such offering.

         (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation or which includes any non-monetary settlement. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

         (d) CONTRIBUTION. IF THE INDEMNIFICATION PROVIDED FOR IN SECTION 7(A) OR (B) IS unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party and the indemnifying party and the parties' relative intent and knowledge.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities acting as an indemnifying party shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The obligations of the Company and the holders of Registrable Securities under this SECTION 7 shall survive the completion of any offering of Registrable Securities in a registration statement, including the termination of this Agreement.

         SECTION 8. RULE 144. With a view to making available to the holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                (c) So long as a holder owns any Registrable Securities, furnish to such holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the

Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         SECTION 9. PARTICIPATION IN UNDERWRITTEN REGISTRATION. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of Registrable Securities in a Demand Registration pursuant to SECTION 3(D) and the Company in a piggyback registration pursuant to SECTION 4(D)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

         SECTION 10. BOARD REPRESENTATION. (a) During the period commencing on the date of the Closing and ending on the Termination Date:

                  (i) the Investor shall be entitled to nominate two individuals for election to the Company Board, and each party hereto that holds Voting Securities agrees to vote such Voting Securities in favor of the election of such individuals (the "Investor Directors") to the Company Board;

                  (ii) the Company agrees, by action of the Company Board, (i) to establish, by appointment from among the members of the Company Board, and maintain a Compensation Committee and (ii) to the greatest extent permitted by applicable law and the rules and regulations of NASDAQ or any national securities exchange on which the Company's Common Stock is listed, to appoint to the Compensation Committee one of the Investor Directors, as designated by the Investor;

                  (iii) if requested by the Investor, the Company agrees to elect or to cause to be elected, through action of the Company Board, to the board of directors of or management committee, as the case may be, each Subsidiary of the Company (the "Subsidiary Boards" and, together with the Company Board, the "Applicable Boards") a number of individuals designated by the Investor, who need not be directors, officers or employees of the Company or any of its Subsidiaries, that is, in the case of each Subsidiary Board, as nearly as is practicable, Proportional to the number of members of each such Subsidiary Board (together with the Investor's designated member of the Compensation Committee, the "Investor Designees");

                  (iv) the Company agrees to permit one of the Investor Directors or another individual designated by the Investor, who need not be a director, officer or employee of the Company or any of its Subsidiaries, to attend as a non-voting observer all meetings of the Executive Committee and the Audit Committee and Subsidiary Boards for which there shall be no Investor Designee and to transmit to such individual, at the time and in the manner sent to other members of such committees and board, all information and materials provided by the Company to such committee and board members;

                  (v) the Company agrees to provide advance notice in accordance with the Delaware General Corporation Law and the Company's bylaws to each Investor Director with respect to each regular and special meeting of the Company Board and the Compensation Committee which notice shall, in the case of each special meeting, include a reasonable summary of the subject matter of the meeting; and

                  (vi) the Company agrees to cause each person serving from time to time as an executive officer, director or manager of the Company or any Subsidiary of the Company (other than the Investor Directors and the Investor Designees) to execute and deliver to the Investor a Voting Letter substantially in the form of EXHIBIT A hereto (each a "Voting Letter").

         (b) Each party hereto agrees to take such actions, including actions as necessary or desirable to nominate and elect individuals to the intended offices and, in the case of the Company, actions by the Company Board, as shall be necessary or desirable in order that, effective as of the Closing:

                  (i) the Company Board shall include the Investor Directors;

                  (ii) the Compensation Committee shall include the Investor Director required by SECTION 10(a);

                  (iii) each other Applicable Board shall include the Investor Designees to the extent required by subsection (ii) of SECTION 10(a); and

                  (iv) each current executive officer and director of the Company and each current executive officer, director or manager of any of its Subsidiaries shall have executed and delivered to the Investor, a Voting Letter.

         (c) No Investor Director or Investor Designee shall be subject to removal, without cause, from any Applicable Board or the Compensation Committee other than with the express written consent of the Investor. If the Investor shall determine to remove any Investor Director or Investor Designee from any Applicable Board or the Compensation Committee, each party hereto agrees, upon written notice to such effect from the Investor, to take all actions reasonably necessary or desirable, including the voting of outstanding Voting Securities held by such party, in order to effect such action. Following such removal of an Investor Director or Investor Designee, the parties shall comply with the other provisions of this Section to ensure that the removed individual is replaced by another Investor Director or Investor Designee, as appropriate.

         (d) If a vacancy is created on any Applicable Board or the Compensation Committee by virtue of the death, disability, retirement, resignation or removal of any Investor Director or Investor Designee from any Applicable Board or the Compensation Committee, each party hereto shall, to the extent permitted by applicable laws and regulations, take promptly any and all actions, including the voting of outstanding Voting Securities held by such party and, in the case of the Company, actions by the Company Board, necessary or desirable to fill such vacancy with an individual designated in writing by the Investor so as to give effect to the provisions of SECTION 10(a).

         (e) Immediately following the Termination Date, the Investor shall cause the Investor Directors or Investor Designees to resign from all of the Applicable Boards, effective as of the Termination Date. The Investor agrees to take all actions reasonably necessary or desirable, including the voting of outstanding Voting Securities held by it, in order to effect such action.

         SECTION 11. AVAILABLE FINANCIAL INFORMATION. For so long as the Company is not a reporting issuer under the Exchange Act or, if having been such a reporting issuer, it shall cease to be such a reporting issuer or for so long as the Company shall fail to comply with its reporting obligations under the Exchange Act, the Company shall, to the extent that the Investor beneficially owns any of the Shares or Common Stock, deliver, or cause to be delivered, to the Investor:

         (a) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated and consolidating balance sheets of the Company as of the end of such fiscal year, and consolidated and consolidating statements of income, changes in shareholders' equity and cash flows of the Company for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and followed promptly thereafter (to the extent not then available) by such financial statements accompanied by the audit report with respect thereto of independent public accountants of recognized national standing selected by the Company; and

(b) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days after the end of each such period, consolidated balance sheets of the Company as of the end of each quarterly period, and consolidated statements of income, changes in shareholders' equity and cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting form normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company.

         SECTION 12. ACCESS. During the period commencing on the date of the Closing and ending on the Termination Date, the Company shall afford, provide and furnish, and shall cause its Subsidiaries and the Representatives of the Company and its Subsidiaries to afford, provide and furnish to the Investor and their Representatives:

                  (i) during normal business hours and upon reasonable advance notice, reasonable access to the Representatives, properties, plants and other facilities and to all books and records of the Company and each of its Subsidiaries;

                  (ii) all financial, operating and other data and information regarding the Company and its Subsidiaries as the Investor and its Representatives may reasonably request; and

                  (iii) the opportunity to discuss the affairs, finances, operations and accounts of the Company and its Subsidiaries with the Company's officers on a periodic basis.

         SECTION 13. MISCELLANEOUS.

         (a) RECAPITALIZATIONS, EXCHANGES, ETC. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of voting common stock of the

Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, or as a dividend upon, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

         (b) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by (i) the Company and (ii) the Investor.

         (c) ATTORNEYS' FEES. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

         (d) BENEFIT OF PARTIES; ASSIGNMENT. Subject to the terms and conditions of the Purchase Agreement and this subsection (d), including, without limitation, the transfer restrictions contained therein, all of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including, without limitation, all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement.

         (e) CAPTIONS. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

         (f) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

         (g) COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

         (h) ENTIRE AGREEMENT. Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents (as defined in the Purchase Agreement) and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents.

         (i) GOVERNING LAW. The internal law of the State of Washington will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary.

         (j) SUBMISSION TO JURISDICTION; CONSENT TO SERVICE OF PROCESS. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within King County, Washington, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto shall be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         (k) NO INCONSISTENT AGREEMENTS. The Company represents and warrants that, except as disclosed in the Purchase Agreement, it has not granted to any Person the right to request or require the Company to register any securities issued by the Company other than the rights contained herein. The Company shall not, except with the prior written consent of at least a majority in interest of the Registrable Securities held by the Investor, enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior to or equal in right to the rights provided under this Agreement.

         (l) NOTICES. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and properly addressed to the addresses of the parties set forth in the Purchase Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing. All notices shall be effective upon receipt.

         (m) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

         (n) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that this Agreement shall be interpreted to carry out to the greatest extent possible the intent of the parties and to provide to each party substantially the same benefits as such party would have received under this Agreement if such invalid part of this Agreement had been enforceable. Whenever the words "include" or "including" are used in the Agreement, they shall be deemed to be followed by the words "without limitation."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                            PACIFIC ETHANOL, INC.

                                            By:  _______________________________
                                                 Name:
                                                 Title:



                                            CASCADE INVESTMENT, L.L.C.


                                            By:  _______________________________
                                                 Name:
                                                 Title:

                                                                       EXHIBIT A
                                                                       ---------


                                                           _______________, 200_


Pacific Ethanol, Inc.
5711 N. West Ave.
Fresno, CA 93711
Attention: __________

Cascade Investment, L.L.C.
2365 Carillon Point
Kirkland, WA  98033
Attention: __________

                             VOTING LETTER AGREEMENT

Ladies and Gentlemen:

         This letter agreement (this "Voting Letter Agreement") sets forth certain agreements relating to a Registration Rights and Stockholders Agreement (the "Registration Rights and Stockholders Agreement") dated as of ________, 200_, by and among Pacific Ethanol, Inc., a Delaware corporation (the "Company") and Cascade Investment, L.L.C., a Washington limited liability company (the "Investor"). Capitalized terms used herein without definition have the meanings ascribed to them in the Registration Rights and Stockholders Agreement. In order to induce the Investor to enter into the Purchase Agreement and purchase the Shares and in consideration of the agreements set forth in this Registration Rights and Stockholders Agreement, the undersigned, an executive officer, director or manager of the Company or one of its Subsidiaries (the "Insider"), agrees as follows:

         1. The Insider hereby grants to the Company an irrevocable proxy, coupled with an interest, to vote all of the Voting Securities now or hereafter owned by such Insider or over which such Insider has voting control in favor of the Investor Directors at any general or special meeting of stockholders of the Company at which directors are to be elected. The Insider further agrees to take such other actions as may be within his or her authority as an officer or director of the Company and/or one of the Subsidiaries of the Company to carry out the provisions of SECTION 10 of the Registration Rights and Stockholders Agreement.

         2. The Insider further agrees that such Insider will not vote any Voting Securities owned by such Insider or over which such Insider has voting control, or take any action by written consent, or take any other action as a shareholder of the Company, to circumvent the voting arrangements required by
SECTION 10 of the Registration Rights and Stockholders Agreement or this Voting Letter Agreement. The Insider hereby agrees to vote or cause to be voted or cause such Insider's designees as directors to vote all Voting Securities owned by such Insider or over which such Insider has voting control so as to comply with SECTION 10 of the Registration Rights and Stockholders Agreement and this

Voting Letter Agreement. The provisions set forth herein constitute a voting agreement under Section 218 of the Delaware General Corporation Law, as amended, and, in connection therewith, the Insider expressly consents to the enforcement of this Voting Letter Agreement by specific performance.

         3. This Voting Letter Agreement shall terminate on the earlier of the Termination Date and the date that the Insider is not an officer, director, manager or employee of the Company or any of its Subsidiaries.

         [4. To the extent, if any, that the provisions of this Voting Letter Agreement would conflict with the provisions of the Voting Agreement, dated as of October 27, 2003, relating to the election of Frank P. Greinke as a director, the provisions of this Voting Letter Agreement shall supercede and control. The Insider further consents and agrees that ____________________ and ______________________ may execute and deliver a voting letter agreement substantially similar to this Voting Letter Agreement.] [To be included in Messrs. Jones, Turner and Greinke's Voting Letter Agreements. Blanks to be filled in with the names of the other two such persons.]


                                              Very truly yours,


                                              By: ______________________________
                                                  Name:
                                                  Title:


                                       2